RISK MANAGEMENT AND FINANCIAL INSTRUMENTS (Details 11) (Commodity contract, Power, CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2013		Dec. 31, 2012
Net change in the Level III fair value category
Balance at the beginning of the period	(2)	[1]	(15)
Settlements	0		(1)
Transfers out of Level III	(2)		(21)
Total gains/(losses) included in Net Income	(1)		11
Total gains/ (losses) included in OCI	6		24
Balance at the end of the period	1	[1]	(2)	[1]
Level III
Net change in the Level III fair value category
Unrealized gains included in net income attributable to derivatives still held	1
Percentage of increase or decrease in commodity prices	10.00%
Decrease or increase in the fair value of outstanding derivative financial instruments included in Level III	2

[1]	Energy Revenues include unrealized gains or losses attributed to derivatives in the Level III category that were still held at December 31, 2013 of nil (2012 – $1 million)